Exhibit 10.126

                                                     November 16, 2000

Mr. Franklin H. Top, Jr., M.D.
c/o MedImmune, Inc.
35 W. Watkins Mill Road
Gaithersburg, MD 20878

Dear Frank:

                  Reference is made to your Employment Agreement, dated as of November 1, 1998 (the "Employment Agreement"), with
MedImmune, Inc. (the "Company").

                  The Employment Agreement is hereby amended so that the Employment Period referred to in Section 2 thereof is extended to November 1, 2002.  All other provisions of the Employment Agreement remain unchanged.

                                                     Very truly yours,

                                                     MEDIMMUNE, INC.

                                                     By: /s/ David M. Mott
                                                            David M. Mott
                                                            Chief Executive Officer

Accepted and agreed to by:

/s/ Franklin H. Top, Jr., M.D.
Franklin H. Top, Jr., M.D.

Date:     1/5/01